UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2007

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 24, 2007, Jarden Corporation (the “Company”) entered into an amended and restated employment agreement with each of Messrs. Franklin, Ashken and Lillie and an employment agreement with each of Messrs. Capps and Sansone. See Item 5.02 below, which is incorporated into this Item 1.01 by reference for a description of all such employment agreements.

On May 24, 2007, Company also entered into restricted stock agreements with each of Messrs. Franklin, Ashken and Lillie. See Item 5.02 below, which is incorporated into this Item 1.01 by reference for a description of all such restricted stock agreements.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements for Certain Officers.

(e)

Employment Agreements

Martin E. Franklin Employment Agreement

On May 24, 2007, Company entered into a Third Amended and Restated Employment Agreement (the “Franklin Employment Agreement”) with Martin E. Franklin, the Company’s Chairman and Chief Executive Officer. The Employment Agreement amends and restates the Second Amended and Restated Employment Agreement, dated January 24, 2005, by and between the Company and Mr. Franklin.

Pursuant to the Franklin Employment Agreement, Mr. Franklin’s term with the Company was extended through December 31, 2009. Also pursuant to the Franklin Employment Agreement, (a) Mr. Franklin’s annual base salary was increased to $1,950,000, effective as of January 1, 2007, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Franklin will be eligible for a bonus of 50% of his base compensation in each year the Company achieves its budgeted earnings per share target as approved by the Board of Directors or 100% of his base compensation in each year the Company achieves 110% of the Company’s earnings per share target, (c) Mr. Franklin is eligible to receive a performance-based discretionary bonus of up to 100% of his base compensation, to be determined in the discretion of either the Board of Directors or its Compensation Committee, and (d) on May 1 of each year beginning on May 24, 2007 and ending on, but including May 1, 2011, Mr. Franklin shall be entitled to receive an annual grant of 230,000 shares of restricted stock (the “Restricted Stock”) on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a target appreciation in the stock price of the common stock of the Company set by the Compensation Committee at the time of the grant as follows: (i) the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Compensation Committee of the Company’s Board of Directors (up to certain maximums set forth in the Franklin Employment Agreement), or (ii) the date there is a Change of Control (as defined in the Franklin Employment Agreement) of the Company prior to achievement of the vesting targets for each annual grant. Upon satisfaction of the conditions and the lapsing of the restrictions on each grant of Restricted Stock set forth in the Franklin Employment Agreement, Mr. Franklin shall be entitled to sell only 20% (but not more than 20%) of such vested shares in any calendar year ending prior to January 1, 2012, provided that Mr. Franklin shall be entitled to sell all such vested shares at any time on or after January 2012. The foregoing 20% limitation shall lapse upon a Change of Control of the Company. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Company’s Amended and Restated 2003 Stock Incentive Plan (the “Plan”) or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to May 1 of each year with enough shares to issue to the Mr. Franklin, the Company shall grant to Mr. Franklin such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Franklin shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Franklin as determined in good faith by the Compensation Committee or Board of Directors. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

The Franklin Employment Agreement also entitles Mr. Franklin to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. The Franklin Employment Agreement also provides for certain other ancillary benefits, including the reimbursement of all reasonable business expenses and, for security purposes, use at the Company’s expense private aircraft transportation for all travel. The Company shall also bear expenses for Mr. Franklin’s personal use of private aircraft that does not exceed 75 hours in any calendar year. In addition, the agreement requires the Company to provide Mr. Franklin with $10 million of life insurance. Mr. Franklin shall also be entitled to, if for any reason Mr. Franklin shall not be covered by a health insurance policy of the Company, an annual medical, dental, visions care and other health care allowance of up to $30,000 for unreimbursed expense incurred by Mr. Franklin or any of his immediate family members.

In the event Mr. Franklin’s employment is terminated by the Company without “cause” (as such term is defined in the Franklin Employment Agreement) or upon “death”, Mr. Franklin will be entitled to (a) three times (two times in the case of termination due to death) base salary, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c) the accrued annual bonus through the date of termination, (d) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, (e) except in the case of death, a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision case plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (f) continued personal use of the Company’s owned or leased aircraft, not to exceed 75 hours in any calendar year at the Company’s sole expense until the third anniversary of such termination, (g) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company, and (h)(x) except in the case of death each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved and (y) any and all unvested stock options, restricted stock and other equity or equity-based awards shall immediately vest. In addition, the Franklin Employment Agreement may be terminated at the Company’s option for “cause” (as such term is defined in the Franklin Employment Agreement).

If Mr. Franklin is terminated by the Company for cause, leaves voluntarily due to termination without good reason, due to death or disability, Mr. Franklin will surrender all unvested Restricted Stock issuable pursuant to the Franklin Employment Agreement and will forfeit rights to any and all future grants pursuant to such agreement.

The Franklin Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Franklin (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Franklin shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Payment and the Gross-Up Payment retained by Mr. Franklin after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the Payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment and taking into account any lost or reduced tax deductions on account of the Gross-Up Payment, shall be equal to the Payment.

The Franklin Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of Mr. Franklin’s employment or (ii) any period thereafter during which Mr. Franklin continues to receive benefits under the Franklin Employment Agreement, other than in cases of a termination by the Company without good cause, by Mr. Franklin with good reason, or if Mr. Franklin’s employment is not renewed.

A copy of the Franklin Employment Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Franklin Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Franklin Employment Agreement.

Ian G.H. Ashken Employment Agreement

On May 24, 2007, the Company entered into a Third Amended and Restated Employment Agreement (the “Ashken Employment Agreement”) with Ian G.H. Ashken, the Company’s Vice Chairman and Chief Financial Officer. The Ashken Employment Agreement amends and restates the Second Amended and Restated Employment Agreement, dated January 24, 2005, by and between the Company and Mr. Ashken.

Pursuant to the Ashken Employment Agreement, Mr. Ashken’s term with the Company was extended through December 31, 2009. Also pursuant to the Ashken Employment Agreement, (a) Mr. Ashken’s annual base salary was increased to $900,000, effective as of January 1, 2007, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Ashken will be eligible for a bonus of 50% of his base compensation in each year the Company achieves its budgeted earnings per share target as approved by the Board of Directors or 100% of his base compensation in each year the Company achieves 110% of the Company’s earnings per share target, (c) Mr. Ashken is eligible to receive a performance-based discretionary bonus of up to 100% of his base compensation, to be determined in the discretion of either the Board of Directors or its Compensation Committee, and (d) on May 1 of each year beginning on May 24, 2007 and ending on, but including May 1, 2011, Mr. Ashken shall be entitled to receive an annual grant of 95,000 shares of restricted stock (the “Restricted Stock”) on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a target appreciation in the stock price of the common stock of the Company set by the Compensation Committee at the time of the grant as follows: (i) the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Compensation Committee of the Company’s Board of Directors (up to certain maximums set forth in the Ashken Employment Agreement), or (ii) the date there is a Change of Control (as defined in the Ashken Employment Agreement) of the Company prior to achievement of the vesting targets for each annual grant. Upon satisfaction of the conditions and the lapsing of the restrictions on each grant of Restricted Stock set forth in the Ashken Employment Agreement, Mr. Ashken shall be entitled to sell only 20% (but not more than 20%) of such vested shares in any calendar year ending prior to January 1, 2012, provided that Mr. Ashken shall be entitled to sell all such vested shares at any time on or after January 2012. The foregoing 20% limitation shall lapse upon a Change of Control of the Company. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Plan or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to May 1 of each year with enough shares to issue to the Mr. Ashken, the Company shall grant to Mr. Ashken such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Ashken shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Ashken as determined in good faith by the Compensation Committee or Board of Directors. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

The Ashken Employment Agreement also entitles Mr. Ashken to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. The Ashken Employment Agreement also provides for certain other ancillary benefits, including the reimbursement of all reasonable business expenses and, the use for his personal use any airplanes that the Company owns or is entitled to use as a result of lease, pooling, sharing or other agreements, provided that Mr. Ashken shall either prepay or pay directly, on or prior to such use, the actual (if determinable) or estimated direct cost of such use. In addition, the agreement requires the Company to provide Mr. Ashken with $6 million of life insurance.

In the event Mr. Ashken’s employment is terminated by the Company without “cause” (as such term is defined in the Ashken Employment Agreement) or upon “death”, Mr. Ashken will be entitled to (a) three times (two times in the case of termination due to death) base salary, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c) the accrued annual bonus through the date of termination, (d) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, (e) except in the case of death, a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision case plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (f) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company, and (g)(x) except in the case of death each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved and (y) any and all unvested stock options, restricted stock and other equity or equity-based awards shall immediately vest. In addition, the Ashken Employment Agreement may be terminated at the Company’s option for “cause” (as such term is defined in the Ashken Employment Agreement).

If Mr. Ashken is terminated by the Company for cause, leaves voluntarily due to termination without good reason, due to death or disability, Mr. Ashken will surrender all unvested Restricted Stock issuable pursuant to the Ashken Employment Agreement and will forfeit rights to any and all future grants pursuant to such agreement.

The Ashken Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr.

Ashken (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Ashken shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Payment and the Gross-Up Payment retained by Mr. Ashken after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the Payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment and taking into account any lost or reduced tax deductions on account of the Gross-Up Payment, shall be equal to the Payment.

The Ashken Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of Mr. Ashken’s employment or (ii) any period thereafter during which Mr. Ashken continues to receive benefits under the Ashken Employment Agreement, other than in cases of a termination by the Company without good cause, by Mr. Ashken with good reason, or if Mr. Ashken’s employment is not renewed.

A copy of the Ashken Employment Agreement is attached to this report as Exhibit 10.2 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Ashken Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Ashken Employment Agreement.

James E. Lillie Employment Agreement

On May 24, 2007, the Company entered into a Second Amended and Restated Employment Agreement (the “Lillie Employment Agreement”) with James E. Lillie, the Company’s Chief Operating Officer. The Lillie Employment Agreement amends and restates the Amended and Restated Employment Agreement, dated January 24, 2005, by and between the Company and Mr. Lillie.

Pursuant to the Lillie Employment Agreement, Mr. Lillie’s term with the Company was extended through December 31, 2009. Also pursuant to the Lillie Employment Agreement, (a) Mr. Lillie’s annual base salary was increased to $635,000, effective as of January 1, 2007, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Lillie will be eligible for a bonus of 50% of his base compensation in each year the Company achieves EBITDA and earnings per share budget and up to 100% of base compensation each year for achieving EBITDA 10% higher than budget and earnings per share 10% higher than budget, in each case based on the annual budget approved by the Board of Directors, (c) Mr. Lillie is eligible to receive a performance-based discretionary bonus of up to 50% of his base compensation, to be determined in the discretion of either the Board of Directors or its Compensation Committee, and (d) on May 1 of each year beginning on May 24, 2007 and ending on, but including May 1, 2011, Mr. Lillie shall be entitled to receive an annual grant of 40,000 shares of restricted stock (the “Restricted Stock”) on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a target appreciation in the stock price of the common stock of the Company set by the Compensation Committee at the time of the grant as follows: (i) the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Compensation Committee of the Company’s Board of Directors (up to certain maximums set forth in the Lillie Employment Agreement), or (ii) the date there is a Change of Control (as defined in the Lillie Employment Agreement) of the Company prior to achievement of the vesting targets for each annual grant and either. Upon satisfaction of the conditions and the lapsing of the restrictions on each grant of Restricted Stock set forth in the Lillie Employment Agreement, Mr. Lillie shall be entitled to sell only 20% (but not more than 20%) of such vested shares in any calendar year ending prior to January 1, 2012, provided that Mr. Lillie shall be entitled to sell all such vested shares at any time on or after January 2012. The foregoing 20% limitation shall lapse upon a Change of Control of the Company. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Plan or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to May 1 of each year with enough shares to issue to the Mr. Lillie, the Company shall grant to Mr. Lillie such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Lillie shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Lillie as determined in good faith by the Compensation Committee or Board of Directors. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

The Lillie Employment Agreement also entitles Mr. Lillie to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. In addition, the agreement requires the Company to provide Mr. Lillie with $1 million of life insurance.

The Lillie Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Lillie’s employment.

In the event Mr. Lillie’s employment is terminated by the Company without “cause” (as such term is described in the Lillie Employment Agreement) or upon “disability” (as such term is defined in the Lillie Employment Agreement), Mr. Lillie will be entitled to (a) twenty four months base compensation, (b) the continuation of health insurance and other benefits at the

Company’s expense for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, (c) a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision case plans for a period equal to the difference between 24 months and the period for which he could elect COBRA continuation converge under such plans, (d) the greater of (x) twenty four months target bonus that he would have been entitled to receive for achieving budget for the year in which his employment was terminated and (y) the sum of the actual performance bonus (excluding discretionary bonus) paid to him with respect to the two fiscal years immediately preceding the year in which his employment was terminated, (e) full vesting of any outstanding stock options on the Company’s stock, and (e) the lapsing of any restrictions over any restricted shares of the Company’s stock owned by Mr. Lillie. If Mr. Lillie is terminated without cause, each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved. In addition, Mr. Lillie’s employment agreement may be terminated at the Company’s option for “cause.”

The Lillie Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Lillie (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Lillie shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Payment and the Gross-Up Payment retained by Mr. Lillie after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the Payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment and taking into account any lost or reduced tax deductions on account of the Gross-Up Payment, shall be equal to the Payment.

A copy of the Lillie Employment Agreement is attached to this report as Exhibit 10.3 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Lillie Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Lillie Employment Agreement.

John E. Capps Employment Agreement

On May 24, 2007, the Company entered into an Employment Agreement (the “Capps Employment Agreement”) with John E. Capps, the Company’s Senior Vice President, General Counsel and Secretary.

Pursuant to the Capps Employment Agreement, Mr. Capps’ term with the Company is for two years commencing on May 24, 2007, automatically renewable for successive one year periods unless the Company or Mr. Capps gives written notice to the other at least ninety days prior to the end of the initial term. Also pursuant to the Capps Employment Agreement, (a) Mr. Capps’ annual base salary was increased to $350,000, subject to an annual increase at least equal to the change in Consumer Price Index, and (b) Mr. Capps will be eligible for a target bonus of 50% of his base compensation and a maximum bonus of 100% of his base compensation each year based on the achievement of performance goals set by the Compensation Committee of the Board of Directors of the Company.

The Capps Employment Agreement also entitles Mr. Capps to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time.

The Capps Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Capps’ employment.

In the event Mr. Capps’ employment is terminated by the Company without “cause” (as such term is described in the Capps Employment Agreement) or upon “disability” (as such term is defined in the Capps Employment Agreement), Mr. Capps will be entitled to (i) one year’s base compensation, (ii) one year’s target bonus which he would have been entitled to receive for achieving budget for the year in which his employment was terminated, (iii) the continuation of medical and dental insurance for one year at the expense of Company, and (iv) the full vesting of any outstanding stock options and the lapsing of any restrictions over any restricted shares owned by the Mr. Capps.

A copy of the Capps Employment Agreement is attached to this report as Exhibit 10.4 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Capps Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Capps Employment Agreement.

Richard T. Sansone Employment Agreement

On May 24, 2007, the Company entered into an Employment Agreement (the “Sansone Employment Agreement”) with Richard T. Sansone, the Company’s Senior Vice President and Chief Accounting Officer.

Pursuant to the Sansone Employment Agreement, Mr. Sansone’s term with the Company is for two years commencing on May 24, 2007, automatically renewable for successive one year periods unless the Company or Mr. Sansone gives written notice to the other at least ninety days prior to the end of the initial term. Also pursuant to the Sansone Employment Agreement, (a) Mr. Sansone’s annual base salary was increased to $340,000, subject to an annual increase at least equal to the change in Consumer Price Index, and (b) Mr. Sansone will be eligible for a target bonus of 40% of his base compensation and a maximum bonus of 80% of his base compensation each year based on the achievement of performance goals set by the Compensation Committee of the Board of Directors of the Company.

The Sansone Employment Agreement also entitles Mr. Sansone to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time.

The Sansone Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Sansone’s employment.

In the event Mr. Sansone’s employment is terminated by the Company without “cause” (as such term is described in the Sansone Employment Agreement) or upon “disability” (as such term is defined in the Sansone Employment Agreement), Mr. Sansone will be entitled to (i) one year’s base compensation, (ii) one year’s target bonus which he would have been entitled to receive for achieving budget for the year in which his employment was terminated, (iii) the continuation of medical and dental insurance for one year at the expense of Company, and (iv) the full vesting of any outstanding stock options and the lapsing of any restrictions over any restricted shares owned by the Mr. Sansone.

A copy of the Sansone Employment Agreement is attached to this report as Exhibit 10.5 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Sansone Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Sansone Employment Agreement.

Restricted Stock Agreements

On May 24, 2007, pursuant to each of the Franklin Employment Agreement, Ashken Employment Agreement and the Lillie Employment Agreement, each of Messrs. Franklin, Ashken and Lillie entered into restricted stock agreements pursuant to which the Company granted 230,000 shares of restricted stock (the “Franklin Performance Shares”) to Mr. Franklin (the “Franklin Restricted Stock Agreement”), granted 95,000 shares of restricted stock (the “Ashken Performance Shares”) to Mr. Ashken (the “Ashken Restricted Stock Agreement”), and granted 40,000 shares of restricted stock (the “Lillie Performance Shares”, and together with the Franklin Performance Shares and the Ashken Performance Shares, the “Performance Shares”) to Mr. Lillie (the “Lillie Restricted Stock Agreement”, and together with the Franklin Restricted Stock Agreement and the Ashken Restricted Stock Agreement, the “Restricted Stock Agreements”), respectively. Such Performance shares were granted under the Plan (as defined above).

In accordance with the terms of the Restricted Stock Agreement, the restrictions on the Performance Shares shall lapse as follows: (i) the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds $48.70 or (ii) the date there is a Change in Control of the Company (as defined in their respective employment agreements).

If Mr. Franklin, Mr. Ashken or Mr. Lillie are terminated and such termination is deemed to be a termination for cause or a termination not for good reason, each of Mr. Franklin, Mr. Ashken and Mr. Lillie will surrender all unvested Performance Shares issuable pursuant to the Restricted Stock Agreements. The restrictions on the Performance Shares contained in the Restricted Stock Agreements prohibit Mr. Franklin, Mr. Ashken or Mr. Lillie from selling, transferring, assigning, pledging or otherwise encumbering or disposing of the Performance Shares until such restrictions shall have lapsed in accordance with the terms of the Restricted Stock Agreements.

Upon satisfaction of the conditions and the lapsing of the restrictions on the Performance Shares Mr. Franklin, Mr. Ashken and Mr. Lillie shall be entitled to sell only 20% (but not more than 20%) of such vested shares in any calendar year ending prior to January 1, 2012, provided that Mr. Franklin, Mr. Ashken and Mr. Lillie shall be entitled to sell all such vested shares at any time on or after January 2012. The foregoing 20% limitation shall lapse upon a Change of Control of the Company. The number of shares granted and the target share price will be adjusted for changes in the common stock as determined by the Compensation Committee of the Board of Directors in their sole discretion.

A copy of the Franklin Restricted Stock Agreement, the Ashken Restricted Stock Agreement and the Lillie Restricted Stock Agreement are attached to this report as Exhibits 10.6, 10.7 and 10.8 respectively and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Restricted Stock Agreement, the Ashken Restricted Stock Agreement and the Lillie Restricted Stock Agreement are not intended to be complete and is qualified in its entirety by the complete text of the Restricted Stock Agreement, the Ashken Restricted Stock Agreement and the Lillie Restricted Stock Agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description
10.1	Third Amended and Restated Employment Agreement, dated as of May 24, 2007, between the Company and Martin E. Franklin.

10.2	Third Amended and Restated Employment Agreement, dated as of May 24, 2007, between the Company and Ian G.H. Ashken.

10.3	Second Amended and Restated Employment Agreement, dated as of May 24, 2007, between the Company and James E. Lillie.

10.4	Employment Agreement, dated as of May 24, 2007, between the Company and John E. Capps.

10.5	Employment Agreement, dated as of May 24, 2007, between the Company and Richard T. Sansone.

10.6	Restricted Stock Award Agreement, dated May 24, 2007, between the Company and Martin E. Franklin.

10.7	Restricted Stock Award Agreement, dated May 24, 2007, between the Company and Ian G.H. Ashken.

10.8	Restricted Stock Award Agreement, dated May 24, 2007, between the Company and James E. Lillie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2007

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit
10.1	Third Amended and Restated Employment Agreement, dated as of May 24, 2007, between the Company and Martin E. Franklin.

10.2	Third Amended and Restated Employment Agreement, dated as of May 24, 2007, between the Company and Ian G.H. Ashken.

10.3	Second Amended and Restated Employment Agreement, dated as of May 24, 2007, between the Company and James E. Lillie.

10.4	Employment Agreement, dated as of May 24, 2007, between the Company and John E. Capps.

10.5	Employment Agreement, dated as of May 24, 2007, between the Company and Richard T. Sansone.

10.6	Restricted Stock Award Agreement, dated May 24, 2007, between the Company and Martin E. Franklin.

10.7	Restricted Stock Award Agreement, dated May 24, 2007, between the Company and Ian G.H. Ashken.

10.8	Restricted Stock Award Agreement, dated May 24, 2007, between the Company and James E. Lillie.